EXHIBIT 10.3

                             NATIONAL LAMPOON, INC.



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                            SERIES C VOTING AGREEMENT

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                             ___________ _____, 2004
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                            SERIES C VOTING AGREEMENT

      THIS  SERIES  C  VOTING   AGREEMENT  (this   "AGREEMENT"),   dated  as  of
_______________,      2004,     is     entered     into     by     and     among
________________________________  ("_________________") together with any former and future purchasers of Series C Preferred, as defined below ( "PURCHASER").

                                    RECITALS

      WHEREAS, Purchaser has agreed to purchase, and National Lampoon, Inc., a Delaware corporation (the "COMPANY"), has agreed to sell, pursuant to a Preferred Stock and Warrant Purchase Agreement dated _______________, 2004 (the "PURCHASE AGREEMENT"), shares of Series C Convertible Preferred Stock of the Company, par value $0.0001 per share (the "SERIES C PREFERRED"), and warrants to acquire shares of Common Stock of the Company, par value $0.0001 per share (the "WARRANTS"); and

      WHEREAS, the Purchasers have agreed to execute this Agreement upon consummation of their purchases of Series C Preferred.

                                   AGREEMENTS

      NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

      SECTION 1. VOTING AND OTHER ACTIONS.

            (a) Each of the Purchasers hereby agrees that, at each meeting of the shareholders of the Company at which directors are to be elected after the Closing (as defined in the Purchase Agreement) and in connection with any action by written consent, such Purchaser will vote (or execute such written consent with respect to, as the case may be) all shares of the Series C Preferred over which such Purchaser has voting control or which are owned by such Purchaser (including without limitation any such shares hereafter acquired), or will cause such shares or securities to be voted (or such consent to be executed), and will take all other necessary or desirable actions within such Purchaser's control in his, her or its capacity as a shareholder, including acting by written consent to the extent permitted under applicable law, so that:

                  (i) during the term of this Agreement,  the Director  entitled to be elected to the Company's Board of Directors by the holders of the Series C Preferred pursuant to the Certificate of Designations, Preferences, Rights and Limitations of Series C Convertible Preferred Stock of National Lampoon, Inc. (the "SERIES C DIRECTOR") will be the person elected by a majority of the holders of Series C Preferred.

                  (ii) any vacancy created by the death,  resignation or removal of the Series C Director will be filled by a person nominated to fill such vacancy by the majority of the Series C Preferred.

      SECTION 2. TERMINATION OF AGREEMENT. This Agreement will terminate and be of no further force or effect upon the mutual written agreement to terminate of the Purchasers or upon conversion of more than 50% of the Series C Preferred to common shares.
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      SECTION 3. MISCELLANEOUS.

            (a) Succession.

                  (i) The  benefits and burdens of this  Agreement  shall not be personal to the Purchasers and will pass to the successors in interest and/or the transferees of any of their Series C Preferred shares. In addition, it shall be a condition of any sale, transfer or assignment of any Series C Preferred shares by any Purchaser that the successor in interest to such shares (including, without limitation, any buyer, transferee or assignee) execute an adherence and assumption agreement to the terms and conditions of this Agreement in or substantially in the form attached hereto as Exhibit A and deliver such agreement to all then current parties hereto and their successors and transferees.

                  (ii) Any sale,  transfer or  assignment  of Series C Preferred shares by a Purchaser which is, pursuant to the terms of this Agreement, conditional upon the successor in interest to such shares (including, without limitation, any buyer, transferee or assignee) executing an adherence and assumption agreement to the terms and conditions of this Agreement in or substantially in the form attached hereto as Exhibit A, in circumstances where such condition has not been satisfied, shall constitute a breach of this Agreement by such Purchaser.

            (b) Governing Law. This Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of Delaware, without giving effect to its principles or rules regarding conflicts of laws (to the extent such principles or rules would require the application of the law of another jurisdiction).

            (c) Severability. If any provision of this Agreement or portion thereof shall be declared invalid, illegal or unenforceable, such provision or portion thereof shall be severed and all remaining provisions shall continue in full force and effect.

            (d) Amendments. No amendment, alteration or modification of this Agreement shall be valid unless in each instance such amendment, alteration or modification is expressed in a written instrument executed by each of the Purchasers.

            (e) Legends.

                  (i) Each of the Purchasers hereby agrees that each certificate representing shares of Series C Preferred held by such Purchaser prior to the date on and after which the legend is removable under this Section 3, may bear a legend containing the following words:

                  "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE VOTING AGREEMENTS SET FORTH IN THE SERIES C VOTING AGREEMENT DATED AS OF _______________, 2004 BY THE PARTIES THERETO, A COPY OF WHICH IS ON FILE IN THE OFFICE OF THE COMPANY."

                  (ii) In the  event  that any  holder  of  shares  of  Series C
            Preferred decides to sell or transfer any of such shares owned by such holder and in respect of which the certificate or certificates bear such legend, then such holder shall be entitled to request by written notice to the Company that the Company exchange such certificates for certificates which do not bear any legend, provided that this Agreement shall have terminated.


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                  (iii) From and after the  termination of this  Agreement,  any
            Purchaser holding shares the certificates in respect of which are legended as provided in Section 3(e)(i) shall be entitled to request by written notice to the Company that the Company exchange any legended certificate for a certificate which does not bear any legend.

            (f) Waiver. No waiver of any provision of this Agreement shall be valid unless it is expressed in a written instrument duly executed by the party or parties making such waiver. The failure of any party to insist, in any one or more instances, on performance of any of the terms and conditions of this Agreement shall not be construed as a waiver or relinquishment of any rights granted hereunder or of the future performance of any such term, covenant or condition but the obligation of any party with respect thereto shall continue in full force and effect.

            (g)   Notices.   All   notices,   requests,   consents   and   other
      communications required or permitted hereunder shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (iii) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (iv) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt, as follows:

            (i) If to Company, to:

                                        National Lampoon
                                        10850 Wilshire Boulevard, Suite 1000
                                        Los Angeles CA 90024

            (ii) If to Purchaser, to:

                                        ______________________________
                                        ______________________________
                                        ______________________________

      Alternatively, to such other address as a party hereto supplies to each other party in writing.

            (h) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

            (i) Headings. The headings of this Agreement are for convenience and shall not control or affect the meaning or construction of any provision hereof.


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            (j)  Specific  Performance.   Each  of  the  Purchasers  agrees  and
      acknowledges that the other Purchasers will be irreparably damaged in the event this Agreement is not specifically enforced. Each of the parties therefore agrees that in the event of a breach of any provision of this Agreement the aggrieved party may elect to institute and prosecute proceedings in any court of competent jurisdiction to enforce specific performance or to enjoin the continuing breach of this Agreement. Such remedies shall, however, be cumulative and not exclusive, and shall be in addition to any other remedy which any Purchaser may have.

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      IN WITNESS  WHEREOF the  undersigned  have set their hands as of the above date.


______________________________.


By________________________________


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                                    EXHIBIT A

                   FORM OF ASSUMPTION AND ADHERENCE AGREEMENT

                       ASSUMPTION AND ADHERENCE AGREEMENT

      THIS ASSUMPTION AND ADHERENCE AGREEMENT (this "ASSUMPTION AGREEMENT") is entered into this _____ day of __________, 200__ by and between [Name of Transferor Shareholder] ("SELLER") and [Name of Transferee] ("BUYER").

      WHEREAS, Seller and Buyer have entered into a written agreement, dated as of _______________, 200__ (the "STOCK TRANSFER AGREEMENT"), pursuant to which Seller has agreed to sell, transfer, convey, assign and deliver to Buyer all of the Seller's right, title and interest in and to _____ shares of Series C Convertible Preferred Stock, par value $0.0001 per share (the "SHARES"), in the capital of National Lampoon, Inc., a Delaware corporation, and Buyer has agreed, by executing this Assumption Agreement, to receive the benefits and/or assume the burdens and obligations of Seller with respect to the Shares pursuant to that Series C Voting Agreement (the "VOTING AGREEMENT") dated _______________, 2004 and made by and between the Purchasers (as defined therein); and

      WHEREAS, pursuant to Section 3(a) of the Voting Agreement, Buyer is required to execute and deliver to this Assumption Agreement whereby Buyer becomes a party to and bound by the terms and provisions of the Voting Agreement;

      NOW, THEREFORE, for and in consideration of the mutual covenants contained in the Stock Transfer Agreement and the Voting Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Buyer hereby becomes a party to and bound by, and undertakes and agrees from and after the date hereof to assume, perform and discharge when due the obligations of the parties to, and otherwise to adhere to the terms and conditions of, the Voting Agreement.

      This Assumption Agreement may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

      This Assumption Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to the conflicts of laws principles thereof.

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      IN WITNESS  WHEREOF,  the  undersigned  have  [executed/caused  their duly authorized officers to execute] this Assumption Agreement on the day and year first above written.

                                               _________________________________
                                               SELLER

                                               By:______________________________
                                                    Name:_______________________
                                                    Its:________________________

________________________________
BUYER

By:_____________________________
    Name:_______________________
    Its:________________________


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